                                                                   EXHIBIT 99(1)


                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
                            PURSUANT TO SECTION 906
                                     OF THE
                          SARBANES-OXLEY ACT OF 2002,
                             18 U.S.C. SECTION 1350


     I, David Robson, Chief Executive Officer of CanArgo Energy Corporation, hereby certify that the Quarterly Report on Form 10-Q for the Quarter ended March 31, 2003 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of CanArgo Energy Corporation.


Date: May 14, 2003                     /s/ Dr David Robson
                                       ------------------------------
                                       Dr David Robson
                                       Chairman, President and Chief Executive
                                       Officer



                                       34